                                                                  EXECUTION COPY

                               AMENDMENT NO. 2 TO
                          REGISTRATION RIGHTS AGREEMENT

     AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") dated as of January 12, 2005 by and among OptiCare Health Systems, Inc., a Delaware corporation (the "Company"), Palisade Concentrated Equity Partnership, L.P., a
Delaware limited partnership ("Palisade"), Linda Yimoyines, an individual resident of the State of Connecticut ("Ms. Yimoyines"), and CapitalSource
Finance, LLC, a Delaware limited liability company ("CapitalSource").

                                   WITNESSETH:

     WHEREAS, the parties hereto entered into a Registration Rights Agreement dated as of January 25, 2002, as amended by Amendment No. 1 to Registration
Rights Agreement dated as of May 12, 2003 (collectively, the "Registration
Rights Agreement");

     WHEREAS, the Company is issuing to Palisade and Ms. Yimoyines 280,618 shares of its Series D Preferred Stock, par value $.001 per share (the "Series D
Preferred Stock"), pursuant to a Series D Preferred Stock Purchase Agreement made as of the date hereof by and among the Company, Palisade and Ms. Yimoyines;
and

     WHEREAS, the parties hereto desire to amend the Registration Rights
Agreement in order to provide that the shares of Common Stock, par value $.001 per share, issuable upon conversion of any shares of Series D Preferred Stock are included in the definition of "Registrable Securities" in the Registration
Rights Agreement.

     NOW, THEREFORE IT IS AGREED:

     Section 1. Amendments to Section 1 of the Registration Rights Agreement.
(a) The following new defined term is added to Section 1 of the Registration
Rights Agreement:

          Series D Preferred Stock: shares of Series D Preferred Stock, par value $.001 per share, of the Company.

     (b) The defined term "Registrable Securities" is hereby deleted and the following new defined term is inserted in lieu thereof:

          Registrable Securities: (i) All shares of Common Stock held by the
          Holders, (ii) all shares of Common Stock issuable upon conversion of any Series B Preferred Stock, Series C Preferred Stock and Series D
          Preferred Stock held by the Holders, (iii) all shares of Common Stock issuable upon exercise of any Warrants held by the Holders, and (iv)
          any securities issued or issuable with respect to the shares of Common
          Stock described in clauses (i), (ii), or (iii) of this sentence by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger,

          consolidation or other reorganization, until such shares of Common
          Stock or other securities are not Restricted Securities as defined in
          Section 2(a).

     Section 2. Further Assurances. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other parties, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to more effectively amend the Registration Rights Agreement as set forth above or to evidence or confirm this Amendment.

     Section 3. Effect of Amendment. The parties hereby ratify and confirm all of the provisions of the Registration Rights Agreement, as amended hereby, and agree and acknowledge that the same as so amended remains in full force and effect.

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Amendment, each party hereby consents to the exclusive jurisdiction of the courts sitting in such
State.

     Section 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        OPTICARE HEALTH SYSTEMS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        PALISADE CONCENTRATED EQUITY
                                        PARTNERSHIP, L.P.

                                        By: Palisade Concentrated Holdings, LLC
                                            General Partner

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        CAPITALSOURCE FINANCE, LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        ----------------------------------------
                                        Linda Yimoyines